Business Combination	12 Months Ended
Mar. 31, 2023
Business Combination
Business Combination
3.	Business Combination

On September 1, 2021, Wuxi Wangdao acquired 100% equity interest of Jisen Information, for a consideration of 2,900,000 newly issued ordinary shares from the Group. The ordinary shares were registered on September 1, 2021, valued at $1.60 per share. On June 6, 2022, Wangdao transferred the 100% ownership of Jisen Information to WOFE.

The net revenue and net income of Jisen Information that were included in the Group’s consolidated statements of operations and comprehensive income/(loss) for year ended March 31, 2023 are $1,052,484 and $450,145, and $645,666 and $316,155 for year ended March 31, 2022 respectively.

The Group engaged an independent valuation firm to assist management in valuing assets acquired, liabilities assumed and intangible assets identified as of the acquisition day.

The identifiable intangible assets acquired upon acquisition were computer software copyrights, which have an estimated useful life of approximately 5 years. All other current assets and current liabilities carrying value approximated fair value at the time of acquisition. The fair value of the intangible assets identified was determined by adopting the Replacement Cost Method. The fair value of the consideration was based on closing market price of the Company’s common share on the acquisition date, which is a preliminary analysis and The Company performed the impairment test and found no impairment indicators.

The allocation of the purchase price is as follows:

Amount
USD
Fair value of total consideration transferred:
Equity instrument (2.9 million common shares issued)	4,640,000
Less: Cash acquired from business combination	(50,427)
Subtotal:	4,589,573
Recognized amounts of identifiable assets acquired and liability assumed:
Current assets	17,152
Intangible asset - computer software copyrights	175,854
Current liabilities	(140,581)
Deferred tax liabilities	(43,964)
Total identifiable net assets	8,461
Goodwill*	4,581,112

* The goodwill generated from the expected synergies from the cooperation of promoting the national pilot project of Education Certificate and Several Vocational Skill Level Certificates. Jisen Information develops trading simulators, invests in cloud education curriculum system and customized data analysis platform. Jisen Information's cloud education technology architecture system provides important complement to Company’s existing technology platform. With Jisen Information’s research and develop ability, the Company expects to lower the cost in platform construction and maintenance. Also, Jisen Information has established cooperation with five Chinese colleges and universities such as Anhui Normal University, Anhui University of Engineering and Anhui Business College. The Company gained potential customer resources from the business acquisition.

The goodwill is not deductible for tax purposes.

The business combination accounting is complete for all assets and liabilities acquired on the acquisition date and we evaluate the asset values as of March 31, 2023 as provided in the guidance. Considering its fair value exceeds its carrying amount, and Jisen is making profit, thus there’s no indicators of impairment in the goodwill.